UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2021
Conformis, Inc.
(Exact Name of Company as Specified in Charter)

Delaware	001-37474	56-2463152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Technology Park Drive
Billerica, MA 01821
(Address of Principal Executive Offices) (Zip Code)

Company’s telephone number, including area code: (781) 345-9001

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	CFMS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.
On February 2, 2021 the Conformis, Inc. (the "Company") Board of Directors (the "Board") approved, subject to shareholder approval, the First Amendment (the "Plan Amendment") to the Company's 2015 Stock Incentive Plan (the "Plan") to increase by 6,000,000 the maximum number of shares of its common stock, $0.0001 par value per share (the "Common Stock"), available for issuance under the Plan. The Company's stockholders approved the Plan Amendment at the Company's Annual Meeting of Stockholders held on May 24, 2021 (the “2021 Annual Meeting”).

A summary of the Plan, as amended by the Plan Amendment, is set forth in the Company's proxy statement filed with the U.S. Securities and Exchange Commission on April 12, 2021 (the "Proxy Statement") under the caption "PROPOSAL 2: TO APPROVE AN AMENDMENT TO THE 2015 PLAN," which summary is incorporated herein by reference. Such summary of the Plan and the Plan Amendment is qualified in its entirety by reference to the full text of the Plan, as amended by the Plan Amendment, which is filed hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On March 30, 2021, the Company's Board adopted a resolution approving a Certificate of Amendment to the Company's Restated Certificate of Incorporation to increase the Company's number of authorized shares of Common Stock from 200,000,000 to 300,000,000 (the “Certificate of Amendment”). The Company's stockholders approved the Certificate of Amendment at the 2021 Annual Meeting.

On May 25, 2021, the Certificate of Amendment was filed with the Secretary of State for the State of Delaware, a copy of which is filed hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held the 2021 Annual Meeting of Stockholders on May 24, 2021. The following is a summary of the matters voted on at that meeting.

1.    The Company’s stockholders elected Kenneth P. Fallon III and Bradley Langdale as class III directors to serve until the 2024 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified. The results of the stockholders’ vote with respect to the election of such class III directors were as follows:

		Votes	Broker
	Votes For	Withheld	Non-Votes
Kenneth P. Fallon III	64,129,335	27,398,709	42,840,348
Bradley Langdale	67,345,183	24,182,861	42,840,348

2.    The Company’s stockholders approved the Plan Amendment. The results of the stockholders’ vote with respect to such approval were as follows:

	Votes	Votes	Broker
Votes For	Against	Abstaining	Non-Votes
67,279,831	23,062,230	1,185,983	42,840,348

3.    The Company’s stockholders approved the Certificate of Amendment. The results of the stockholders’ vote with respect to such approval were as follows:

	Votes	Votes
Votes For	Against	Abstaining
128,511,765	1,090,219	4,766,408

4.    The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company's named executive officers as disclosed in the Company's proxy statement. The results of the stockholders’ vote with respect to such approval were as follows:

	Votes	Votes	Broker
Votes For	Against	Abstaining	Non-Votes
85,880,010	1,564,232	4,083,802	42,840,348

5.    The Company’s stockholders recommended, on a non-binding, advisory basis, “one year” as their preferred frequency for future advisory votes on the compensation of the Company's named executive officers. The results of the stockholders’ vote with respect to such preference recommendation were as follows:

			Votes	Broker
One Year	Two Years	Three Years	Abstaining	Non-Votes
89,986,993	467,848	756,585	316,618	42,840,348

In accordance with the stockholders' preference recommendation, the Company's board of directors has determined to hold an advisory vote on executive compensation every year.

6.    The Company’s stockholders ratified the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The results of the stockholders’ vote with respect to such ratification were as follows:

	Votes	Votes	Broker
Votes For	Against	Abstaining	Non-Votes
133,145,151	763,478	459,763	0

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1*	Certificate of Amendment to Restated Certificate of Incorporation of Conformis, Inc.
10.1*^	Conformis, Inc. 2015 Stock Incentive Plan, as Amended by Amendment No. 1 thereto
*Filed herewith.
^Indicates management contract or plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONFORMIS, INC.

Date: May 27, 2021	By:	/s/ Robert Howe
Robert Howe
Chief Financial Officer